UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/07

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Annual Report

November 30, 2007

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

NOVEMBER 30, 2007

ECONOMIC SUMMARY

Third quarter 2007 GDP was even stronger than initially reported, rising 4.9%, up from 3.9% in the original report, and from 3.8% reported for the second quarter.  Strength came from exports and inventory accumulation.  However, economic growth in the fourth quarter of 2007 may slow significantly.  A weak housing market and consumer spending that is expected to slow under the weight of higher energy prices, falling home prices, and less confidence in the outlook of the job market may negatively impact the rate of growth.  Slower earnings growth due to margin compression may make business spending cautious.  Net exports may continue to improve with a weaker U.S. dollar, but the strength may not be enough to offset the downdraft form domestic spending.  The economy may struggle to move forward in the fourth quarter, with our estimate of real GDP growth at 1%.  Prospects for the first quarter of 2008 are equally as dour, as higher energy and food costs may take away from discretionary spending, and housing inventories are worked down in an attempt to find a foothold.  The slowdown in profit growth, fallout from the sub-prime challenges in the financial industry, and less inventory accumulation may place upward pressure on the unemployment rate in the first quarter of 2008.

The Equity Growth Fund

For the six months and one year ended November 30, 2007 the North Country Equity Growth Fund had a total return of 0.16% and 10.45% versus the S&P 5001 at -2.33% and 7.71% respectively.

Investors are counting on relief from the Federal Reserve in the form of reductions in the Federal Funds Target Rate.  The positive slope of the U.S. Treasury yield curve may either reflect increased inflation expectations or downside risk to economic growth.  Considering the yield on the 2-Year U.S. Treasury is over 100 basis points below the current Federal Funds Target Rate, the absolute level of rates implies weaker economic growth, and expectations for a lower target rate.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

Sub prime problems in the credit markets have negatively impacted the values of many banks, brokers, and mortgage lenders.  The financial sector is facing earnings declines that have caused a reduction in overall earnings expectations for the S&P 500.  Our S&P 500 earnings estimate for 2007 has been reduced to $96.25 from $98 to reflect the impact from the financial sector.  For 2008, our estimate has been reduced to $103.50 from $105.  This new estimate translates into 7.5% growth in earnings in 2008, well below the mid-teens growth rates of 2003 through 2006.

The S&P 500 currently trades at about 14 times our 2008 earnings estimate.  Since the market bottom in October 2002, the S&P 500 has traded with a forward price-to-earnings ratio in a range of 13-17.  As such, the market currently trades towards the lower end of this range.

The slowing trend in earnings growth may result in bumpy, uneven performance for the stock market.  The bumps may be in the form of sharp sell-offs, over a period of days, as we have experienced recently.  Additionally, changes in expectations on Federal Reserve actions may add to the volatility.

We continue to focus on sectors that can benefit from a weakening U.S. dollar, and from expanding foreign economies.  These sectors include industrials and information technology.  Sectors focused more on the domestic economy, or that face rising input costs, are less attractive.

Sector Allocations - The consumer staples sector remains a marketweight, a compromise between a classic defensive sector with international growth opportunities, and concerns of rising input costs and historically high valuations.  The healthcare sector is a marketweight as delays in new product launches and generic competition have overshadowed the benefits expected from global growth.  The financial sector is an underweight due to the reduction in earnings expectations caused by the credit market turmoil.  The industrial sector is an overweight as many industrial companies have exposure to international markets.  We also expect growth in exports to be driven by a weaker U.S. dollar.  The information technology sector is an overweight as this sector may benefit from the same growth opportunities as industrials.  In addition, we hypothesize that consumers may alter shopping decisions, with spending concentrated on electronic items.  We remain marketweight in energy, materials, and telecommunication services, and underweight in consumer discretionary and utilities.

We made changes to the portfolio throughout the last six months in response to economic events and individual sector conditions.  In August we raised the information technology sector to an overweight from a marketweight, as earnings in this sector had exceeded expectations in the second quarter, boosted by strong growth in overseas markets.  We expected this trend to continue, and based on valuations and strong cash flows from these companies that had little exposure to debt markets, we felt it appropriate to overweight this sector.  In November we made several changes to the recommended sector weightings.  The consumer staples sector was reduced to a marketweight from an overweight over concerns of rising input costs and historically high valuations.  The healthcare sector was reduced from an overweight to a marketweight as delays in new product launches and generic competition we thought to have overshadowed the benefits expected from global growth.  The financial sector was reduced to an underweight from a marketweight due to the reduction in earnings expectations caused by the credit market turmoil.  The industrial sector was raised to an overweight from a marketweight as many industrial companies have exposure to international markets.  We also expected growth in exports to be driven by a weaker U.S. dollar.  The information technology sector overweight was enhanced as we thought this sector may benefit from the same growth opportunities as industrials.  In addition, we hypothesized that consumer spending during the holiday season may be concentrated on electronic items rather than traditional toys as the concern over the quality of imported toys may have altered shopping decisions.

The Intermediate Bond Fund

On September 18, 2007, the Federal Reserve Open Market Committee (FOMC) made the first of a series of reductions in its Federal Funds Target rate intended to forestall the spread of weakness in the U.S. housing market to the broader economy.  The cuts have occurred at the same time that the FOMC remains wary of inflationary pressures taking hold in the U.S.

Expectations that a protracted housing slump will suppress economic growth, and perhaps lead to recession have put downward pressure on the short end of the yield curve, while the yield on 10 year U.S. Treasury has fluctuated with varying sentiments on prospects for the emergence of inflation.

Significant losses relating to sub-prime mortgages and Collateralized Debt Obligations (CDOs) have led to a recent flight to quality evidenced by significant widening in credit spreads.

Our expectations are that the housing market correction and subprime/CDO issues will impact the fixed income markets for the remainder of 2007 and into late 2008.  The impact may be generally low interest rates on the short end of the curve – with movement dependent on future rate cuts expectations – and volatility in the yield of 10 year bonds varying on the outlook for inflation and economic recovery.  We expect sustained, but likely modest, steepness in the yield curve throughout 2008.

Over the course of the last year we selectively utilized lower credit quality investment grade corporate bonds in an effort to enhance yields and extended our average maturity modestly.

The North Country Intermediate Bond Fund has under performed it benchmark, the Merrill Lynch Corporate/Government “A” Rated or better 1-10 Year Index2, in the 1-year period ending November 30, 2007 due primarily to the fund maintaining a average maturity less than that of its benchmark, and the recent underperformance of corporate bonds relative to U.S. Treasury Bonds as credit spreads widened.

Equity Growth Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

1.12%

Intermediate Bond Fund:

Annual Fund Operating Expenses:      (As a Percentage of Net Assets)

Total Annual Operating Expenses:

0.92%

Average Annual Total Returns as of September 30, 2007 (Latest Calendar Quarter)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	16.92%	13.67%	7.92%

North Country Intermediate Bond Fund	3.70%	2.66%	4.49%

2 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

Average Annual Total Returns as of November 30, 2007 (Fiscal Year End)

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	10.45%	11.01%	7.57%

North Country Intermediate Bond Fund	4.34%	3.22%	4.58%

Performance data quoted above is historical and is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The Fund’s investment adviser voluntarily agreed to reduce its fees and/or absorb expenses of the fund through November 30, 2007 to insure that the net annual fund operating expenses will not exceed 1.10% for both the Growth and the Bond Fund (before acquired fund fees and expenses).  Performance results shown reflect this fee waiver and recapture, without which results after February 28, 2001 could have been lower.  Please review the Fund’s prospectus for more detail on the expense waiver.  You can obtain performance data current to the most recent month-end by calling 1-888-350-2990.  Information provided is unaudited.

Investors should carefully consider the investment objectives, risks, charges and expenses of The North Country Funds. Other fees and expenses do apply to a continued investment in the fund. This and other information about The North Country Funds is contained in the prospectus, which can be obtained by calling 1-888-350-2990. The prospectus should be read carefully before investing. The North Country Funds are distributed by Aquarius Fund Distributors, LLC Member FINRA/SIPC.

The views expressed are as of November 30, 2007 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0044-AFD-1/15/2008

North Country Equity Growth Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Equity Growth Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2007

	1 Year	5 Years	10 Years

North Country Equity Growth Fund	10.45%	11.01%	7.57%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the Performance of such Collective Investment Trust may have been lower.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Lipper Large Cap Growth is a benchmark of large-company, growth oriented funds.  Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Intermediate Bond Fund

Growth of $10,000 Investment

This chart illustrates the comparison of a hypothetical investment of $10,000 in the North Country Intermediate Bond Fund (assuming reinvestment of all dividends and distributions) versus the Fund’s benchmark index.

Average Annual Total Returns as of November 30, 2007

	1 Year	5 Years	10 Years

North Country Intermediate Bond Fund	4.34%	3.22%	4.58%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods prior to the Fund’s commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers.  The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the “1940 Act”) and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act.  If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity “A” rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years.  The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.  Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results.  The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

North Country Equity Growth Fund

Portfolio Summary

November 30, 2007

Industries	% of Net Assets		% of Net Assets
Common Stock	93.06%	Beverages	1.89%
Conglomerates	7.90%	Electric Utilities	1.60%
Computer/Network Products	6.53%	Medical - HMO	1.43%
Telecommunications	6.32%	Consulting	1.17%
Oil & Gas Services	6.04%	Data Processing	1.04%
Medical Equipment & Supplies	5.66%	Electric Products	0.97%
Banks	5.60%	Semiconductors	0.97%
Retail	5.54%	Transportation	0.97%
Investment Services	4.60%	Entertainment	0.91%
Medical-Drugs	4.27%	Multimedia	0.89%
Oil & Gas Producers	4.24%	Chemicals	0.83%
Diversified Financial Services	4.05%	Apparel	0.69%
Software & Programming	3.98%	Hotels	0.64%
Food	3.55%	Motorcycles	0.58%
Aerospace/Defense	2.93%	Water	0.30%
Consumer Products	2.50%	Money Market Funds	6.84%
Industrial Gases	2.42%	Other assets less liabilities	0.10%
Insurance	2.05%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
T. Rowe Price Group, Inc.	2.37%	AT&T Inc	1.88%
Apple, Inc.	2.11%	Cisco Systems, Inc.	1.86%
Corning, Inc.	2.02%	American Express Company	1.82%
Bank of New York Mellon Corp	1.95%	Baxter International, Inc.	1.80%
PepsiCo Incorporated	1.89%	Abbott Labs	1.77%

North Country Intermediate Bond Fund

Portfolio Summary

November 30, 2007

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	66.24%	Electrical Components & Equipment	1.20%
Diversified Financial Services	11.19%	Retail	1.19%
Investment Services	10.97%	Commercial & Professional Services	0.63%
Banks	9.75%	Multimedia	0.63%
Telecommunications	6.25%	Chemicals	0.62%
Foods	5.49%	Healthcare Services	0.61%
Electric Utilities	4.01%	Household Products	0.60%
Oil & Gas	2.85%	U.S. Govt. Agency Obligations	29.65%
Cosmetics	2.50%	Government Agencies	29.64%
Insurance	2.48%	Mortgage Backed Securities	0.01%
Beverages	2.18%	Money Market Funds	3.15%
Communications Equipment	1.86%	Other assets less liabilities	0.96%
Computers	1.23%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Fifth Third Bank, 4.20% due 2/23/10	3.04%	FHLB, 5.30%, due 6/11/10	2.45%
FHLB, 5.00%, due 12/11/09	2.50%	FHLB, 5.25%, due 6/11/09	2.45%
Avon Products, Inc., 5.125%, due 1/15/11	2.50%	FHLMC, 6.00%, due 9/28/15	2.44%
FNMA, 4.80%, due 11/27/12	2.48%	FNMA, 6.00%, due 9/15/14	2.44%
Lehman Bros. Hldgs, 5.75% due 5/17/13	2.45%	FHLB, 5.00% due 12/28/07	2.44%

                                                             FHLB  – Federal Home Loan Bank

                                                             FHLMC – Federal Home Loan Mortgage Corp.

                                                             FNMA – Federal National Mortgage Association

	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2007

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS- 93.06%
Aerospace / Defense - 2.93%			Consulting - 1.17%
14,000	General Dynamics Corp.	$ 1,242,920	44,000	Accenture Ltd.	$ 1,520,640
12,000	Lockheed Martin Corp.	1,328,040
17,000	Rockwell Collins, Inc.	1,226,040	Consumer Products - 2.50%
		3,797,000	22,000	Colgate-Palmolive Co.	1,761,760
Apparel - 0.69%			20,000	Procter & Gamble Co.	1,480,000
13,600	Nike, Inc. - Cl. B	892,840			3,241,760
			Data Processing - 1.04%
Banks - 5.60%			30,000	Automatic Data Processing, Inc.	1,351,800
34,000	Bank of America Mellon Corp.	1,568,420
52,830	Bank of New York, Inc.	2,533,727	Diversified Financial Services - 4.05%
34,500	Citigroup, Inc.	1,148,850	40,000	American Express Co.	2,359,200
47,000	Wachovia Corp.	2,021,000	32,000	CIT Group, Inc.	851,200
		7,271,997	9,000	Goldman Sachs Group, Inc.	2,039,760
Beverages - 1.89%					5,250,160
31,800	Pepsico, Inc.	2,454,324	Electric Products - 0.97%
			22,000	Emerson Electric Co.	1,254,440
Chemicals - 0.83%
22,500	Ecolab, Inc.	1,077,750	Electric Utilities - 1.60%
			16,000	Dominion Resources, Inc.	755,680
Computer/Network Products - 6.53%			8,000	Exelon Corp.	648,560
15,000	Apple Computer, Inc.*	2,733,300	18,000	Southern Co.	677,160
86,000	Cisco Systems, Inc.*	2,409,720			2,081,400
30,000	Hewlett Packard, Co.	1,534,800	Entertainment - 0.91%
17,000	International Business		27,000	International Game Technology	1,178,820
	Machines Corp.	1,788,060
		8,465,880	Food - 3.55%
Conglomerates - 7.90%			26,300	General Mills, Inc.	1,581,945
60,000	General Electric Co.	2,297,400	37,000	Kellogg Co.	1,999,480
28,000	Illinois Tool Works, Inc.	1,554,000	35,000	United Natural Foods, Inc.*	1,025,150
30,000	Ingersoll-Rand Co. - Cl. A	1,549,200			4,606,575
20,000	ITT Industries, Inc.	1,288,800	Hotels - 0.64%
25,000	Parker Hannifin Corp.	1,985,750	22,000	Marriott International, Inc. - Cl. A	825,000
21,000	United Technologies Corp.	1,570,170
		10,245,320	Industrial Gases - 2.42%
			14,500	Air Products & Chemicals, Inc.	1,436,080
			20,000	Praxair, Inc.	1,707,600
					3,143,680

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

		Market			Market
Shares		Value	Shares		Value
Insurance - 2.05%			Oil & Gas Services - 6.04%
47,000	Genworth Financial, Inc. - Cl. A	$ 1,233,280	26,000	Baker Hughes, Inc.	$ 2,087,020
15,000	Hartford Financial Services		30,000	National Oilwell Varco, Inc.*	2,044,500
	Group, Inc.	1,429,800	36,000	Noble Corp.	1,876,680
		2,663,080	13,320	Transocean, Inc.*	1,828,648
Investment Services - 4.60%					7,836,848
13,000	Franklin Resources, Inc.	1,601,340	Retail - 5.54%
21,500	Merrill Lynch & Co., Inc.	1,288,710	28,000	Costco Wholesale Corp.	1,887,200
50,000	T. Rowe Price Group, Inc.	3,074,000	10,000	JOS A Bank Clothiers, Inc.*	258,900
		5,964,050	28,000	Lowe's Companies, Inc.	683,480
Medical - Drugs - 4.27%			30,000	McDonald's Corp.	1,754,100
40,000	Abbott Laboratories	2,300,400	30,000	Staples, Inc.	711,000
26,000	Johnson & Johnson	1,761,240	18,500	Target Corp.	1,111,110
30,000	Wyeth	1,473,000	21,500	Walgreen Co.	786,685
		5,534,640			7,192,475
Medical Equipment & Supplies - 5.66%			Semiconductors - 0.97%
39,000	Baxter International, Inc.	2,334,930	40,000	Texas Instruments, Inc.	1,262,800
28,000	Medtronic, Inc.	1,423,800
39,000	St. Jude Medical, Inc.*	1,550,250	Software & Programming - 3.98%
28,000	Stryker Corp.	2,033,640	38,000	Adobe Systems, Inc.*	1,601,320
		7,342,620	61,000	Microsoft Corp.	2,049,600
Medical - HMO - 1.43%			75,000	Oracle Corp.*	1,513,500
22,000	Wellpoint, Inc.*	1,852,620			5,164,420
			Telecommunications - 6.32%
Motorcycles - 0.58%			64,000	AT&T, Inc.	2,445,440
15,800	Harley-Davidson, Inc.	758,716	108,000	Corning, Inc.	2,623,320
			36,000	Neustar, Inc. - Cl.A*	1,143,720
Multimedia - 0.89%			46,000	Verizon Communications, Inc.	1,987,660
35,000	Walt Disney Co.	1,160,250			8,200,140
			Transportation - 0.97%
Oil & Gas Producers - 4.24%			15,000	Burlington Northern
13,000	ChevronTexaco Corp.	1,141,010		Santa Fe Corp.	1,252,800
14,000	ConocoPhillips	1,120,560	Water - 0.30%
19,500	Exxon Mobil Corp.	1,738,620	17,333	Aqua America, Inc.	383,752
23,000	Valero Energy Corp.	1,496,610
		5,496,800

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

		Market			Market
Shares		Value			Value
TOTAL COMMON STOCKS			TOTAL INVESTMENTS
(Cost $96,633,332)		$ 120,725,397	(Cost $105,513,773)	99.90%	$129,605,838
			Other assets
MONEY MARKET FUNDS - 6.84%			less liabilities	0.10%	127,454
8,880,441	BlackRock Liquidity
	Temp Fund, 5.24% (a)	8,880,441	TOTAL NET ASSETS	100.00%	$129,733,292

			* Non-income producing security
TOTAL MONEY MARKET FUNDS			(a) Variable rate yield; the coupon rate shown represents
(Cost $8,880,441)		8,880,441	the rate at November 30, 2007.

	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
November 30, 2007

Principal		Market	Principal		Market
Amount		Value	Amount		Value
CORPORATE BONDS - 66.24%
Banks - 9.75%			Cosmetics - 2.50%
$1,000,000	Bank of America Corp.,		$ 2,000,000	Avon Products, Inc.,
	5.75%, due 8/15/16	$ 999,841		5.125%, due 1/15/11	$ 2,048,824
800,000	Chase Manhattan Corp.,
	6.00%, due 2/15/09	811,874	Diversified Financial Services - 11.19%
	Citigroup, Inc.,		500,000	American General Finance,
1,000,000	5.125%, due 2/14/11	1,015,938		4.00%, due 3/15/11	491,933
1,000,000	5.00%, due 9/15/14	970,712		CIT Group, Inc.,
2,500,000	Fifth Third Bank,		1,000,000	5.20%, due 11/3/10	1,020,924
	4.20%, due 2/23/10	2,495,032	500,000	5.40%, due 1/30/16	435,284
	J.P. Morgan Chase & Co.,			General Electric Capital
275,000	6.50%, due 1/15/09	280,874		Corp.,
1,500,000	5.15%, due 10/1/15	1,416,126	1,000,000	4.25%, due 6/15/12	989,830
		7,990,397	1,000,000	5.375%, due 10/20/16	1,012,999
Beverages - 2.18%			1,200,000	Household Finance Corp.,
1,000,000	Anheuser-Busch Cos. Inc.,			6.375%, due 10/15/11	1,258,523
	5.60%, due 3/1/17	1,018,225	1,000,000	International Lease Finance
500,000	Brown-Forman Corp.- Cl. B,			Corp.,
	5.20%, due 4/1/12	512,348		5.45%, due 3/24/11	1,015,289
250,000	Pepsico, Inc.,			Morgan Stanley,
	5.70%, due 11/1/08	253,013	2,000,000	4.75%, due 4/1/14	1,884,143
		1,783,586	1,000,000	6.60%, due 4/1/12	1,063,054
Chemicals - 0.62%					9,171,979
500,000	Praxair, Inc.,
	5.25%, due 11/15/14	504,980	Electrical Components & Equipment - 1.20%
			1,000,000	Emerson Electric Co.,
Commercial & Professional Services - 0.63%				5.125%, due 12/1/16	983,659
500,000	Dun & Bradstreet Corp.,
	5.50%, due 3/15/11	516,267	Electric Utilities - 4.01%
			1,000,000	Alabama Power Co.,
Communications Equipment - 1.86%				5.20%, due 1/15/16	1,000,636
1,500,000	Cisco Systems, Inc.,		500,000	Dominion Resources, Inc.,
	5.50%, due 2/22/16	1,522,849		5.15%, due 7/15/15	490,177
			500,000	DTE Energy Co.
Computers - 1.23%				6.65%, due 4/15/09	514,466
1,000,000	International Business
	Machines Corp.,
	5.375%, due 2/1/09	1,012,584

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

Principal		Market	Principal		Market
Amount		Value	Amount		Value
Electric Utilities (Continued) - 4.01%			Investment Services - 10.97%
$ 500,000	National Rural Utilities,			Bear Stearns Co., Inc.,
	6.20%, due 2/1/08	$ 500,571	$ 300,000	3.90%, due 11/15/08	$ 296,062
500,000	Southern Power Co.,		300,000	4.50%, due 10/28/10	294,503
	4.875%, due 7/15/15	482,328	1,000,000	5.70%, due 11/15/14	983,805
300,000	Virginia Electric & Power,		500,000	5.55%, due 1/22/17	474,750
	4.50%, due 12/15/10	299,563		Goldman Sachs Group, Inc.,
		3,287,741	300,000	6.65%, due 5/15/09	308,906
Foods - 5.49%			1,000,000	6.60%, due 1/15/12	1,062,071
1,000,000	Heinz (H.J.) Co.,		500,000	5.125%, due 1/15/15	486,586
	6.00%, due 3/15/08	1,003,156	250,000	5.625%, due 1/15/17	238,740
1,950,000	Hershey Foods Corp.,			Lehman Brothers Holdings, Inc.,
	5.45%, due 9/1/16	1,966,166	2,000,000	5.75%, due 5/17/13	2,009,606
	Kraft Foods, Inc.,		500,000	5.75%, due 1/3/17	481,900
500,000	6.25%, due 6/1/12	525,655		Merrill Lynch & Co., Inc.,
1,000,000	5.25%, due 10/1/13	1,005,119	166,000	6.25%, due 10/15/08	167,943
		4,500,096	300,000	6.00%, due 2/17/09	303,001
Healthcare Services - 0.61%			2,000,000	5.00%, due 1/15/15	1,881,749
500,000	UnitedHealth Group, Inc.,				8,989,622
	5.00%, due 8/15/14	497,628	Multimedia - 0.63%
			500,000	Walt Disney Co.,
Household Products - 0.60%				5.625%, due 9/15/16	520,786
500,000	Fortune Brands, Inc.,
	5.375%, due 1/15/16	493,587	Oil & Gas - 2.85%
			500,000	Anadarko Finance Co.,
Insurance - 2.48%				6.75%, due 5/1/11	523,000
1,000,000	American International		500,000	Anadarko Petroleum Corp.,
	Group, Inc.,			5.95%, due 9/15/16	502,027
	5.60%, due 10/18/16	1,006,293	300,000	BJ Services Co.,
1,000,000	Genworth Financial, Inc.			5.75%, due 6/1/11	311,747
	Inc. - Cl. A,		1,000,000	Sunoco, Inc.,
	5.65%, due 6/15/12	1,028,707		5.75%, due 1/15/17	997,827
		2,035,000			2,334,601
			Retail - 1.19%
			1,000,000	Home Depot, Inc.,
				5.40%, due 3/1/16	973,314

The accompanying notes are an integral part of these financial statements
	THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2007

Principal		Market	Principal		Market
Amount		Value	Amount		Value
Telecommunications - 6.25%			Government Agencies - 29.64% (Continued)
$ 565,000	Ameritech Capital		$ 1,000,000	Federal Home Loan
	Funding Corp.,			Mortgage Corp.,
	6.15%, due 1/15/08	$ 566,059		4.625%, due 10/15/12	$ 1,023,874
1,000,000	AT&T, Inc. Global Bond,			Federal National Mortgage
	5.30%, due 11/15/10	1,023,961		Association,
	Bellsouth Corp.,		2,000,000	4.80%, due 11/27/12	2,033,012
500,000	4.20%, due 9/15/09	498,713	2,000,000	6.00%, due 9/25/14	2,002,062
500,000	5.20%, due 9/15/14	499,354			24,299,519
500,000	GTE Northwest, Inc.,		Mortgage Backed Securities - 0.01%
	5.55%, due 10/15/08	504,662	2,549	Federal National Mortgage Assoc.,
500,000	GTE South, Inc.,			Pool # 457197,	2,564
	6.00%, due 2/15/08	501,506		6.50%, due 11/1/08
500,000	Verizon Global,		2,670	Federal Home Loan Bank
	4.375%, due 6/1/13	486,172		Pool # G10857,
1,000,000	Verizon NJ, Inc.,			6.50%, due 11/1/08	2,742
	5.875%, due 1/17/12	1,044,527			5,306
		5,124,954	TOTAL U.S. GOVERNMENT &
TOTAL CORPORATE BONDS			AGENCY OBLIGATIONS
(Cost $54,398,662)		54,292,454	(Cost $24,114,104)		24,304,825

U.S. GOVERNMENT & AGENCY			MONEY MARKET FUNDS - 3.15%
OBLIGATIONS - 29.65%			2,584,238	BlackRock Liquidity
Government Agencies - 29.64%				Temp Fund, 5.24% (a)	2,584,238
	Federal Home Loan Bank,
2,000,000	5.00%, due 12/28/07	2,000,898	TOTAL MONEY MARKET FUNDS
2,000,000	4.375%, due 5/16/08	1,998,362	(Cost $2,584,238)		2,584,238
2,000,000	5.25%, due 6/11/09	2,007,290
2,000,000	5.00%, due 12/11/09	2,052,444	TOTAL INVESTMENTS
2,000,000	5.30%, due 6/11/10	2,007,802	(Cost $81,097,004)	99.04%	81,181,517
500,000	5.125%, due 9/29/10	518,306	Other assets
1,000,000	5.65%, due 6/29/12	1,045,311	less liabilities	0.96%	788,266
1,000,000	4.82%, due 11/13/12	1,016,584
1,000,000	5.25%, due 9/13/13	1,054,143	TOTAL NET ASSETS	100.00%	$ 81,969,783
500,000	5.25%, due 9/12/14	527,620
1,000,000	5.375%, due 10/24/14	1,008,923	(a) Variable rate yield; the coupon rate shown represents
2,000,000	5.25%, due 7/28/15	2,000,530	the rate at November 30, 2007.
2,000,000	Federal Home Loan
	Mortgage Corp.,
	6.00%, due 9/28/15	2,002,358

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2007

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $105,513,773 and
$81,097,004, respectively)	$129,605,838	$ 81,181,517
Receivable for fund shares sold	18,207	4,707
Dividends and interest receivable	269,574	1,110,398
Prepaid expenses and other assets	9,736	11,802
Total Assets	129,903,355	82,308,424

LIABILITIES:
Dividends payable	-	256,358
Redemptions payable	42,094	11,046
Accrued advisory fees	79,315	33,586
Accrued administration fees	17,579	13,405
Accrued transfer agency fees	6,590	4,061
Other accrued expenses	24,485	20,185
Total Liabilities	170,063	338,641
Net Assets	$129,733,292	$ 81,969,783

NET ASSETS CONSIST OF:
Paid in capital	$104,744,315	$ 82,798,373
Accumulated undistributed net investment income	918,516	301
Accumulated net realized loss from
investment transactions	(21,604)	(913,404)
Net unrealized appreciation on investments	24,092,065	84,513
Net Assets	$129,733,292	$ 81,969,783

Shares outstanding (unlimited number of shares authorized;	10,314,453	8,060,777
no par value)

Net asset value and redemption price per share	$ 12.58	$ 10.17

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2007

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 349,896	$ 3,916,386
Dividends (net of $4,824 and $0 foreign taxes, respectively)	1,832,631	-
Total investment income	2,182,527	3,916,386

EXPENSES:
Investment advisory fees	895,706	375,057
Administration fees	172,338	132,700
Transfer agency fees	36,346	26,087
Legal fees	28,697	17,558
Custody fees	27,851	21,642
Printing expense	20,385	10,721
Audit fees	13,145	13,082
Chief Compliance Officer fees	11,622	7,462
Registration & filing fees	9,431	9,432
Trustees' fees	9,078	5,743
Insurance expense	6,494	4,183
Miscellaneous expenses	2,512	2,771
Total expenses	1,233,605	626,438

Plus: Expense reimbursement recapture	30,406	-
Net expenses	1,264,011	626,438

Net investment income	918,516	3,289,948

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain (loss) from investment
transactions	4,212,752	(119,654)
Net change in unrealized appreciation
of investments for the year	6,345,852	169,166
Net realized and unrealized gain
on investments	10,558,604	49,512
Net increase in net assets resulting
from operations	$ 11,477,120	$ 3,339,460

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2007	November 30, 2006

INCREASE IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 918,516	$ 594,182
Net realized gain from investment transactions	4,212,752	6,514,547
Net change in unrealized appreciation for the year	6,345,852	3,820,617
Net increase in net assets resulting from operations	11,477,120	10,929,346

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.00 and $0.10
per share, respectively)	-	(931,824)

CAPITAL SHARE TRANSACTIONS	11,743,382	933,412

Net increase in net assets	23,220,502	10,930,934

NET ASSETS:
Beginning of year	106,512,790	95,581,856

End of year (including undistributed net investment income
of $918,516 and $0, respectively)	$129,733,292	$106,512,790

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	November 30, 2007	November 30, 2006

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 3,289,948	$ 2,698,229
Net realized loss from investment transactions	(119,654)	(749,696)
Net change in unrealized appreciation for the year	169,166	968,358
Net increase in net assets resulting from operations	3,339,460	2,916,891

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.44 and $0.41
per share, respectively)	(3,289,647)	(2,698,488)

CAPITAL SHARE TRANSACTIONS	11,706,050	11,498,902

Net increase in net assets	11,755,863	11,717,305

NET ASSETS:
Beginning of year	70,213,920	58,496,615

End of year (including undistributed net investment income
of $301 and $0, respectively)	$ 81,969,783	$ 70,213,920

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2007		2006		2005		2004		2003

Net asset value, beginning of year	$ 11.39		$ 10.32		$ 9.67		$ 8.79		$ 7.55

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.09		0.06		0.03		0.02		0.00	+
Net realized and unrealized gains
on investments	1.10		1.11		0.64		0.86		1.24
Total from investment operations	1.19		1.17		0.67		0.88		1.24

LESS DISTRIBUTIONS:
Dividends from net investment income	0.00		(0.10)		(0.02)		0.00	+	0.00
Distribution from net realized gains
from security transactions	0.00		0.00		0.00		0.00		0.00
Total distributions	0.00		(0.10)		(0.02)		0.00		0.00

Net asset value, end of year	$ 12.58		$ 11.39		$ 10.32		$ 9.67		$ 8.79

Total return (2)	10.45%		11.37%		6.97%		10.02%		16.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 129,733		$ 106,513		$ 95,582		$ 84,655		$ 70,305
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.03%		1.08%		1.09%		1.08%		1.13%
Expenses, net of reimbursement/recapture	1.06%	(3)	1.10%	(3)	1.10%	(3)	1.10%	(3)	1.10%
Net investment income,
before reimbursement/recapture	0.79%		0.62%		0.36%		0.26%		(0.02)%
Net investment income,
net of reimbursement/recapture	0.77%	(3)	0.59%	(3)	0.35%	(3)	0.24%	(3)	0.01%
Portfolio turnover rate	27.44%		36.59%		43.24%		37.15%		31.53%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of year	$ 10.18	$ 10.16	$ 10.43	$ 10.70	$ 10.54

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.44	0.42	0.34	0.34	0.38
Net realized and unrealized gains (losses)
on investments	(0.01)	0.01	(0.25)	(0.17)	0.16
Total from investment operations	0.43	0.43	0.09	0.17	0.54

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.44)	(0.41)	(0.34)	(0.34)	(0.38)
Distribution from net realized gains
from security transactions	0.00	0.00	(0.02)	(0.10)	0.00
Total distributions	(0.44)	(0.41)	(0.36)	(0.44)	(0.38)

Net asset value, end of year	$ 10.17	$ 10.18	$ 10.16	$ 10.43	$ 10.70

Total return (2)	4.34%	4.38%	0.86%	1.48%	5.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 81,970	$ 70,214	$ 58,497	$ 60,904	$ 37,946
Ratios to average net assets:
Expenses	0.83%	0.89%	0.88%	0.89%	1.04%
Net investment income	4.38%	4.14%	3.33%	3.21%	3.50%
Portfolio turnover rate	30.85%	53.99%	30.75%	35.52%	21.62%

__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
November 30, 2007

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of November 30, 2007.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the fund’s understanding of the applicable country’s tax rules and rates.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, The Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  At this time management believes that the adoption of FIN 48 will have no impact on the financial statements of the Trust.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of November 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required regarding the inputs used to develop the measurements and effect of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 4. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the year ended November 30, 2007, the Adviser received advisory fees of $895,706 from the Equity Fund and $375,057 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2008.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.

However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the year ended November 30, 2007, the Adviser recaptured $30,406 in prior period fee waivers from the Equity Fund.  As of November 30, 2007, there were no fee waivers subject to recapture by the Adviser.

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums, as follows: 0.15% on the first $75 million; 0.10% on the next $75 million; 0.07% in excess of $150 million.  Each Fund also reimburses GFS for any out-of-pocket expenses. GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.  Each Fund also reimburses GFS for any out-of-pocket expenses.  Total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statement of Operations.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

GFS receives $200 per month from SI Trust Servicing (“SI”), the custody administrator to the Funds, for processing the expenses for the Trust.  GFS performs this service at the request of SI for the benefit of the Trust.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended November 30, 2007, GemCom received $7,469 for providing such services.

Pursuant to a service agreement with the Trust, Fund Compliance Services, LLC (“FCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, including related administrative support.  Under the terms of such agreement, FCS is paid an annual fee of $18,900 from the Trust, payable quarterly, and is reimbursed for out-of-pocket expenses.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 5. FUND SHARE TRANSACTIONS

At November 30, 2007, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $104,744,337 and $82,798,372, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the year		For the year
	ended		ended
	November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount

Shares sold	1,937,071	$ 23,601,692	1,722,876	$ 18,325,859
Shares issued for reinvestment
of dividends	-	-	20,518	226,966
Shares redeemed	(972,704)	(11,858,310)	(1,657,373)	(17,619,413)
Net increase	964,367	$ 11,743,382	86,021	$ 933,412

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

Intermediate Bond Fund:
	For the year		For the year
	ended		ended
	November 30, 2007		November 30, 2006
	Shares	Amount	Shares	Amount

Shares sold	1,882,283	$ 18,997,492	2,204,619	$ 22,241,824
Shares issued for reinvestment
of dividends	49,366	497,677	36,264	365,918
Shares redeemed	(770,126)	(7,789,119)	(1,099,073)	(11,108,840)
Net increase	1,161,523	$ 11,706,050	1,141,810	$ 11,498,902

NOTE 6. INVESTMENTS

Investment transactions, excluding short-term securities, for the year ended November 30, 2007 were as follows:

		Intermediate Bond Fund
	Equity Growth Fund	Excluding U.S. Government Securities	U.S. Government Securities
Purchases	$38,981,374	$18,138,913	$17,873,658
Sales	$30,935,438	$ 6,217,984	$15,319,102

At November 30, 2007, net unrealized appreciation (depreciation), for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$27,547,522	$ 734,251
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(3,455,457)	(649,738)
Net unrealized appreciation	$24,092,065	$ 84,513

The aggregate cost of securities for federal income tax purposes at November 30, 2007 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2007

NOTE 7. TAX INFORMATION

The tax character of distributions paid during the year ended November 30, 2007 and the year ended November 30, 2006, were as follows:

Equity Growth Fund:	For the year ended Nov. 30, 2007	For the year ended Nov. 30, 2006
Ordinary income	$ −	$ 931,824
Long-term capital gains	−	−
Total	$ −	$ 931,824

Intermediate Bond Fund:
Ordinary income	$3,289,647	$2,698,488
Long-term capital gains	−	−
Total	$3,289,647	$2,698,488

On December 28, 2007, the Equity Growth Fund paid an ordinary income dividend of $.0990 per share to shareholders of record on December 27, 2007.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$ 918,516	$ (21,604)	$ 24,092,065
Intermediate Bond Fund	301	$ (913,404)	$ 84,513

As of November 30, 2007, the Funds had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

	2011	2012	2013	2014	Total
Equity Growth Fund	$21,604	$ -	$ -	$ -	$ 21,604
Intermediate Bond Fund	-	44,054	749,696	119,654	913,404

NOTE 8.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act.  As of November 30, 2007, Cam Co. held approximately 73% of the voting securities of the North Country Equity Growth Fund and approximately 85% of the North Country Intermediate Bond Fund, for the benefit of others.

THE NORTH COUNTRY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of The

North Country Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The North Country Funds (the “Funds”), comprising North Country Intermediate Bond Fund and the North Country Equity Growth Fund as of November 30, 2007, and the related statements of operations for the year then ended and statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the period indicated prior to November 30, 2004 were audited by another independent accounting firm who expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the Funds’ custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting The North Country Funds, as of November 30, 2007, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

January 24, 2008

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)

The Trustees and officers of North Country Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Kenneth C. Hopper, M.D.* c/o Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, NY 11788 Age: 69	Trustee since 2001

Chairman & CEO, Northeastern Toxicology Laboratory, Inc.; Chairman & CEO, Bay Optical, Inc. (1972-Present); Chairman, Drug Risk Solutions, LLC (1997-Present); President & CEO, Adirondack Eye Physicians & Surgeons, P.C. (1970-Present); Director, North Country Investment Advisers, Inc. (2000-Present); Director, Arrow Financial Corp. (1983-Present); Director, Glens Falls National Bank & Trust Company (1976-Present).

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Unless otherwise noted, the address for each Trustee is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
George R. Coughlan, III Age: 70	Trustee since 2001	Retired; Vice President & Branch Manager, Smith Barney (1974-1998).
Alan E. Redeker Age: 63	Trustee Since 2000	Independent Consultant (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)
Joseph M. Grossi Age: 68	Trustee since 2001	Retired; General Manager - Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999).
John C. Olsen Age:52	Trustee since 2004	Shareholder, Vice President and Director of Accounting and Auditing Services and Non-Profit Industry Group, Dorfman-Robbie CPA’s (1978-Present).

THE NORTH COUNTRY FUNDS

INFORMATION REGARDING TRUSTEES AND OFFICERS (Unaudited)(Continued)

The following table provides information regarding each officer who is not a Trustee of the Trust. Unless otherwise noted, the address for each officer is c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Andrew Rogers Age: 38	President since 2006

President and Manager, Gemini Fund Services, LLC (2006-Present); Senior Vice President and Director of Administration (2001-2005), Manager, Fund Compliance Services, LLC (2006-Present); Manager (since 2006) and President, (2004 - Present), GemCom, LLC.

Peter J. Lareau Age: 48	Vice President and AML Compliance Officer since 2002

Chief Compliance Officer, North Country Investment Advisers, Inc. (2001-Present); Vice President/AML Officer, North Country Funds (2003-Present); Vice   President/Corporate Compliance, Arrow Financial Corporation and Glens Falls National Bank & Trust Co.; Saratoga National Bank & Trust Co. (1993-Present); and Capital Financial Group, Inc. (2006-Present); Overall length of service (1982-Present).

Michael J. Wagner Age: 57	Chief Compliance Officer since 2006

President (2006- Present); Senior Vice President (2004-2006); Chief Operating Oficer (2004 to present) ,  Fund Compliance Services, LLC.; President, The North Country Funds (2003-2006). Vice President  and Chief Operating Officer (2004-Present), GemCom, LLC. President and Chief Operating Officer(2003-2006; Senior Vice President (1998-2004), Gemini Fund Services, LLC. Director, Constellation Trust Company (2004- Present).

Rose Anne Casaburri Age: 55	Secretary since 2001	Senior Paralegal, Gemini Fund Services, LLC. (2001-Present).
James Colantino Age: 38	Treasurer since 2006	Vice President, Fund Administration, Gemini Fund Services, LLC (2004-Present); Senior Fund Administrator, Gemini Fund Services, LLC (1999-2004).

The Trust’s Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

* Kenneth C. Hopper, M.D. is deemed to be an “interested person” of The North Country Funds, as defined by the 1940 Act.  He serves as a director of Glens Falls National Bank & Trust Company, the sponsor of The North Country Funds and as a director of The North Country Funds’ investment adviser.

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at June 1, 2007 and held until November 30, 2007.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/07)	Ending Account Value (11/30/07)	Expense Ratio (Annualized)	Expenses Paid During the Period* (6/1/07-11/30/07)
Equity Growth Fund
Actual	$1,000.00	$1,036.13	1.02%	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.02%	$5.16
Intermediate Bond Fund
Actual	$1,000.00	$1,001.59	0.82%	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	0.82%	$4.15

       * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days divided by 365 days.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2007, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that John C. Olsen is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Olsen is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2007, the aggregate audit, audit-related and tax fees billed by Cohen Fund Audit Services, Ltd. for professional services rendered for the audits of the financial statement, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, for The North Country Funds are shown below.  The aggregate tax fees billed by Cohen Fund Audit Services, Ltd. were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

FY 2007

$ 27,470

FY 2006

$ 29,550

(b)

Audit-Related Fees

FY 2007

$ 0

FY 2006

$ 0

(c)

Tax Fees

FY 2007

$ 1,000

FY 2006

$ 2,500

(d)

All Other Fees

FY 2007

$ 0

FY 2006

$ 1,250

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant.  The Registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

There were no amounts that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X for the fiscal year ended November 30, 2007

(f)

During the audit of Registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant:

Registrant

Adviser

FY 2007

$  1,000

$  0

FY 2006

$  3,750

$  0

(h)

Not applicable.  All non-audit services to the Registrant were pre-approved by the Audit Committee for FY 2007.

Item 5. Audit Committee of Listed Registrants.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases .  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/Andrew Rogers

/s/ Andrew Rogers, President

Date

2/8/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

/s/ Andrew Rogers, President

Date

2/8/08

By (Signature and Title)

/s/James Colantino

/s/ James Colantino, Treasurer

Date

2/8/08